Exhibit 10.29

EXECUTION COPY

EIGHTH AMENDMENT
TO
CREDIT AGREEMENT

This EIGHTH AMENDMENT, dated as of June 24, 2010 (this “Amendment”), to the Existing Credit Agreement referred to below, is among SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, SABRE COMMUNICATIONS CORPORATION, an Iowa corporation, SABRE INDUSTRIES, INC., a Delaware corporation, CELLXION, LLC, a Delaware limited liability company, and CELLXION WIRELESS SERVICES, LLC, a Delaware limited liability company (collectively referred to as the “Borrowers” and individually referred to as a “Borrower”), the Lenders, (such capitalized term, and other capitalized terms used in this preamble or the recitals, have the meanings set forth in Article I)  parties hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, various financial institutions (the “Lenders”) and Dresdner Bank AG New York and Grand Cayman Branches, as Administrative Agent are parties to a Credit Agreement, dated as of June 26, 2007 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, such parties have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below (the Existing Credit Agreement, as so amended by this Amendment, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

ARTICLE I
AMENDMENT TO THE
EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Eighth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article.

SECTION 1.1.  The tables contained in clause (a) and clause (b) of Section 7.2.4 of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

Period	Leverage Ratio

04/30/08 through (and including) 01/31/09	4.85:1.00

04/30/09 through (and including) 07/31/09	4.50:1.00

10/31/09 through (and including) 01/31/10	4.00:1.00

quarter ended 04/30/10	4.75:1.00

quarter ended 07/31/10	5.75:1.00

10/31/10 through (and including) 01/31/11	3.25:1.00

04/30/11 and thereafter	3.00:1.00

Period	Interest Coverage Ratio
04/30/08	2.15:1.00

07/31/08 (through and including) 01/31/09	2.25:1.00

04/30/09 through (and including) 07/31/09	2.90:1.00

10/31/09 through (and including) 01/31/10	3.25:1.00

quarter ended 04/30/10	2.75:1.00

quarter ended 07/31/10	2.25:1.00

10/31/10 through (and including) 01/31/11	3.75:1.00

04/30/11 and thereafter	4.00:1.00

SECTION 1.2.The table contained in clause (a) of Section 7.2.7 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Fiscal Year	Capital Expenditure Amount Prior to Acquisition Date	Capital Expenditure Amount On and After Acquisition Date

2008	$2,000,000	$3,000,000
2009	$2,000,000	$3,000,000
2010	N/A	$4,300,000
2011	N/A	$3,500,000

2012	N/A	$3,500,000
2013	N/A	$3,500,000
2014	N/A	$3,500,000

SECTION 1.3.  Reference is made to the delivery of an unaudited consolidated balance sheet of the Borrowers and their Subsidiaries as of the end of each Fiscal Quarter and consolidated statements of income and cash flow of the Borrowers and their Subsidiaries for such Fiscal Quarter pursuant to clause (a) of Section 7.1.1 of the Existing Credit Agreement.  The Lenders agree that with respect to the Fiscal Quarter ended July 31, 2010, no such balance sheet and consolidated statements of income and cash flow shall be due until 90 days after the end of such Fiscal Quarter.  In connection with the foregoing, if the initial public offering of Sabre Industries, Inc. shall not have been completed by 90 days after the end of such Fiscal Quarter , then the Borrowers shall pay to the Administrative Agent a fee of $250,000 concurrently with the delivery of such balance sheet and consolidated statements of income and cash flow for the Fiscal Quarter ended July 31, 2010, such fee to be in addition to the fee payable upon the Eighth Amendment Effective Date as specified in Section 2.2 below.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

SECTION 2.1.  Eighth Amendment Effective Date.  This Amendment shall become effective as of the date first written above (the “Eighth Amendment Effective Date”), when the conditions set forth in this Article shall have been satisfied.

SECTION 2.2.  Fee Payment and Execution of Counterparts.  The Administrative Agent shall have received (i) a fee from the Borrowers in the amount of $250,000 and (ii) counterparts of this Amendment, which shall have been duly executed and delivered on behalf of Sabre, SCC, Holdings, the Borrowers and the Required Lenders.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1.  Representations.  Each Borrower hereby represents and warrants that both before and after giving effect to this Amendment, (i) the representations and warranties contained in Article VI of the Existing Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which by their terms expressly relate to an earlier date, which were true and correct in all material respects as of such date), (ii) after giving effect to this Amendment no Default or Event of Default has occurred and is continuing on and as of the date hereof, (iii) it has the power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment, and (iv) it has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1.  Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 4.2.  Loan Document Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

SECTION 4.3.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4.  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 4.5.  Governing Law; Entire Agreement.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

SECTION 4.6.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

SABRE COMMUNICATIONS HOLDINGS, INC.

By:	/s/ James M. Tholey
	Name:	James M. Tholey
	Title:	EVP & CFO

SABRE COMMUNICATIONS CORPORATION

By:	/s/ James M. Tholey
	Name:	James M. Tholey
	Title:	EVP & CFO

SABRE INDUSTRIES, INC.

By:	/s/ James M. Tholey
	Name:	James M. Tholey
	Title:	EVP & CFO

CELLXION, LLC

By:	/s/ James M. Tholey
	Name:	James M. Tholey
	Title:	EVP & CFO

CELLXION WIRELESS SERVICES, LLC

By:	/s/ James M. Tholey
	Name:	James M. Tholey
	Title:	EVP & CFO

COMMERZBANK AG (FORMERLY DRESDNER BANK AG ACTING THROUGH ITS LENDING OFFICE, DRESDNER BANK AG, NEW YORK BRANCH)

By:	/s/ Brian M. Smith
	Name:	Brian M. Smith
	Title:	M.D.

By:	/s/ Mark M. McGregor
	Name:	Mark M. McGregor
	Title:	V.P.